

THEJONESGROUP

A PREMIER PORTFOLIO OF GLOBAL FASHION BRANDS

2013 Third Quarter Earnings

October 30, 2013

Forward Looking Statements

Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the Company's expected financial position, business and financing plans are forward-looking statements. The words "believes," "expects," "plans," "intends," "anticipates" and similar expressions identify forward-looking statements. Forward-looking statements also include representations of the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including:

- those associated with the effect of national, regional and international economic conditions;
- lowered levels of consumer spending resulting from a general economic downturn or lower levels of consumer confidence;
- the tightening of the credit markets and the Company's ability to obtain capital on satisfactory terms;
- given the uncertain economic environment, the possible unwillingness of committed lenders to meet their obligations to lend to borrowers, in general;
- the performance of the Company's products within the prevailing retail environment;
- customer acceptance of both new designs and newly-introduced product lines;
- the Company's reliance on a few department store groups for large portions of the Company's business;
- the Company's ability to identify acquisition candidates and, in a competitive environment for such acquisitions, acquire such businesses on reasonable financial and other terms;
- the integration of the organizations and operations of any acquired businesses into the Company's existing organization and operations;
- consolidation of the Company's retail customers;
- financial difficulties encountered by the Company's customers;
- the effects of vigorous competition in the markets in which the Company operates;
- the Company's ability to attract and retain qualified executives and other key personnel;
- the Company's reliance on independent foreign manufacturers, including political instability in countries where contractors and suppliers are located;
- changes in the costs of raw materials, labor, advertising and transportation, including the impact such changes may have on the pricing of the Company's products and the resulting impact on consumer acceptance of the Company's products at higher price points;
- the Company's ability to successfully implement new operational and financial information systems;
- the Company's ability to secure and protect trademarks and other intellectual property rights;
- the effects of extreme or unseasonable weather conditions; and
- the Company's ability to implement its strategic initiatives to enhance profitability.

A further description of these risks and uncertainties and other important factors that could cause actual results to differ materially from the Company's expectations can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2012, including, but not limited to, the Statement Regarding Forward-Looking Disclosure and Item 1A-Risk Factors therein, and in the Company's other filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such expectations may prove to be incorrect. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Q3 Performance – Consolidated

($ in millions, except per share)	Q3-2013	Q3-2012
Total Revenue	$1,022	$1,035
Gross Profit	$360	$365
Gross Margin	35.2%	35.2%
SG&A	$286	$292
Operating Income	$74	$73
Income Attributable to Jones	$37	$44
Adjusted Earnings per Share	$0.48	$0.57

- Revenues driven by strong contribution from Jeanswear, Stuart Weitzman, and Kurt Geiger
- Gross margin performance consistent with prior year
- SG&A expenses were well controlled, declining from prior year levels
- Tax rate of 37.0% in 2013 and 31.5% in 2012. The 2013 rate is impacted by a valuation allowance of certain foreign operating losses

Amounts relate to adjusted operating results – see Appendix for reconciliation of GAAP to adjusted

Segment Performance

($ in millions)	Q3 - 2013	Q3 - 2012	Q3 YTD - 2013	Q3 YTD - 2012
Revenue -				
Domestic Wholesale Sportswear	$187	$209	$537	$617
Domestic Wholesale Jeanswear	$214	$202	$653	$538
Domestic Wholesale Footwear & Accessories	$290	$290	$713	$711
Domestic Retail	$137	$140	$411	$419
International Wholesale	$88	$94	$250	$243
International Retail	$95	$90	$280	$265
Segment Profit -				
Domestic Wholesale Sportswear	$8	$14	$14	$51
Domestic Wholesale Jeanswear	$20	$15	$69	$40
Domestic Wholesale Footwear & Accessories	$37	$39	$62	$68
Domestic Retail	($13)	($16)	($45)	($36)
International Wholesale	$11	$10	$30	$30
International Retail	$5	$4	$0	$5
Segment Margin -				
Domestic Wholesale Sportswear	4.5%	6.9%	2.6%	8.2%
Domestic Wholesale Jeanswear	9.2%	7.3%	10.5%	7.5%
Domestic Wholesale Footwear & Accessories	12.7%	13.4%	8.7%	9.6%
Domestic Retail	-9.5%	-11.1%	-10.9%	-8.7%
International Wholesale	12.4%	10.7%	11.9%	12.3%
International Retail	5.3%	4.2%	0.1%	2.1%

Amounts relate to adjusted operating results – see Appendix for reconciliation of GAAP to adjusted

Strong Financial Position

- Cash at quarter end: ~ $28 million
- Inventory at quarter end: $569 million, up 9% from prior year
  - Increase due in large part to a higher level of replenishment inventory and timing (earlier receipt of goods)
- $78 million drawn on credit facility at quarter end
  - Availability of $448 million
- Quarterly dividend: $0.05 per share
- 2013 YTD capital expenditures: ~ $45 million
- 2013 share repurchases: ~ $14.5 million, or ~ 1.15 million shares

Five Pillars to Enhance Profitability



- ✓ Revitalizing Core Brands
- ✓ Investing in Emerging Brands
- ✓ Expanding International Footprint
- ✓ Improving Direct-to-Consumer Performance
- ✓ Maintaining Operational Excellence

Actions to Improve Profitability Underway

Closing ~170 underperforming domestic retail stores by mid-2014

- Closed 66 doors through September with agreements to close additional 62 doors
- Outlet stores to comprise higher percentage of the overall retail portfolio
- Upon completion, expect to operate a smaller, more productive chain of domestic stores
- Domestic retail footprint post-restructuring: ~435 domestic doors (~350 outlets; also includes ~45 domestic Stuart Weitzman, Brian Atwood and Kurt Geiger doors not included in restructuring)

Continuing assessment of individual store profitability on an ongoing basis

- Converting certain stores to brands that offer greatest opportunity for growth & profitability

Optimizing wholesale channel with focus on sportswear

- Creating a more streamlined structure to support brand-focused organization
- Consolidating certain production, design & selling divisions & consolidation of distribution / supply chain facilities

Making Progress Toward Resetting Jones New York and returning to the brand's DNA

- Signature and Sport performing well, delivering solid weekly sell thrus
- Denim, an important part of the Jones New York brand revitalization, has grown to 1/5 of Signature sales at retail and continues to represent growth opportunity across channels
- Jones New York Sport performed well at retail led by addition of an Active line
- Strong launch of new polished modern career wear generating buzz among consumers and accounting for 10% of total Q3 web sales
- Made major structural and design changes for fall, to encouraging feedback: rebalanced price/value equation, focused on career wear and improved lifestyle offering; looking to reduce SKUs for Spring 2014

Remain on track to realize expected $40 million in annualized pre-tax savings & reduction of operating losses by mid-2014 (Domestic Retail ~40% of savings)

- Benefit to fiscal 2013 of ~$15 million
- Costs to achieve: $40-$50M by mid-2014, including $6M non-cash

2013 Guidance

($ in millions)	Revenue
Domestic Wholesale Sportswear	$680 - $685
Domestic Wholesale Jeanswear	$820 - $825
Domestic Wholesale Footwear and Accessories	$925 - $930
Domestic Retail	$565 – $575
International Wholesale	$330 - $335
International Retail	$405 - $415
Licensing, Other and Eliminations	$45 - $45
Total Company (1)	$3,770 – $3,810
Interest Expense	~ $60 Million
Equity in Income of Unconsolidated Affiliate	~ $1 Million
Effective Tax Rate	~ 37.0%
Depreciation and Amortization	~ $100 Million
% of Net Earnings Applicable to Common Equity	~96.5%
Income Attributable to Noncontrolling Interest	~ ($1) Million
Weighted Average Shares	~ 75 Million
Capital Expenditures	~ $60 - $70 Million

(1) Total company assumes blended performance within forecasted segment ranges

Net Revenues by Brand – Third Quarter Results


(In millions)
Total Revenues
$1,035
Total Revenues
$1,022
2012
% to total
2013
% to total
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
Nine West $235
22.7%
Nine West $235
23.0%
Jones New York $170
16.4%
Jones New York $138
13.5%
Anne Klein $78
7.5%
Anne Klein $80
7.8%
Kurt Geiger Business $69
6.7%
Kurt Geiger Business $73
7.1%
Stuart Weitzman $68
6.6%
Stuart Weitzman $74
7.2%
Gloria Vanderbilt $58
5.6%
Gloria Vanderbilt $64
6.3%
Easy Spirit $62
6.0%
Easy Spirit $61
6.0%
Bandolino $49
4.7%
Bandolino $53
5.2%
l.e.i. $38
3.7%
l.e.i. $40
3.9%
Kasper $31
3.0%
Kasper $24
2.3%
All others $177
17.1%
All others $180
17.6%
2012
2013
Core
Emerging
Category

Note: Kurt Geiger Business includes revenues from external brands of $37 million and $42 million in 2012 and 2013, respectively.

Net Revenues by Brand – Full Year



(In millions)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Total Revenues
$3,798
2012
% to total
Nine West $842
22.2%
Jones New York $643
16.9%
Kurt Geiger Business $305
8.0%
Anne Klein $257
6.8%
Stuart Weitzman $251
6.6%
Gloria Vanderbilt $235
6.2%
Easy Spirit $228
6.0%
Bandolino $150
3.9%
l.e.i. $128
3.4%
Kasper $114
3.0%
All others $645
17.0%
Total Revenues
$3,770 - $3,810
2013E
% to total
Nine West
22.5%
Jones New York
14.3%
Kurt Geiger Business
8.5%
Anne Klein
7.1%
Stuart Weitzman
7.2%
Gloria Vanderbilt
6.8%
Easy Spirit
6.0%
Bandolino
4.1%
l.e.i.
3.7%
Kasper
2.4%
All others
17.4%
2012
2013E
Core
Emerging
Category

Note: Kurt Geiger Business includes revenues from external brands of $169 million and $184 million in 2012 and 2013, respectively.

Full Year Revenues by Brand Classification


2012 Actual
Emerging Brands 18%
Category Labels 20%
Core Brands 62%


2013 Projection
Emerging Brands 19%
Category Labels 19%
Core Brands 62%

Net Revenues by Product Category


2012 Actual
Other 1%
Sportswear 27%
Footwear & Accessories 52%
Jeanswear 20%
2013 Projection
Other 1%
Sportswear 24%
Footwear & Accessories 53%
Jeanswear 22%

Full Year Distribution Channels


2012 Actual
Upscale Department Stores 15%
Department Stores 35%
Discounters 9%
Mass Markets 8%
Mid-tier Chains 13%
E-Commerce 3%
Company Operated Retail 17%


2013 Projection
Upscale Department Stores 15%
Department Stores 35%
Discounters 9%
Mass Markets 8%
Mid-tier Chains 13%
E-Commerce 4%
Company Operated Retail 16%

International Penetration



International Revenues ($ in millions)
$900
$600
$300
$0
% of Total Revenues
25%
20%
15%
10%
5%
0%
9%
8%
10%
17%
20%
20%
2008
2009
2010
2011
2012
2013P

THEJONESGROUP

Q3 2013 Reconciliation: GAAP to Adjusted

($ in millions)	GAAP		Adjustments			Adjusted	
Q3 2013 Net Revenues							
Domestic Wholesale Sportswear	$	187	$	-		$	187
Domestic Wholesale Jeanswear		214		-			214
Domestic Wholesale Footwear & Accessories		290		-			290
Domestic Retail		137		-			137
International Wholesale		88		-			88
International Retail		95		-			95
Licensing, Other and Eliminations		11		-			11
Total Company	$	1,022	$	-		$	1,022
Q3 2013 Gross Profit	$	359	$	1	(d)	$	360
Q3 2013 SG&A	$	296	$	(10)	(a-f)	$	286
Q3 2013 Segment Income (Loss)							
Domestic Wholesale Sportswear	$	8	$	-		$	8
Domestic Wholesale Jeanswear		20		-			20
Domestic Wholesale Footwear & Accessories		36		1	(d,e)		37
Domestic Retail		(16)		3	(a)		(13)
International Wholesale		11		-			11
International Retail		3		2	(b)		5
Licensing, Other and Eliminations		1		5	(b,c,d,f)		6
Total Segment Income (Loss)	$	63	$	11		$	74
Interest expense	$	15	$	-		$	15
Net (loss) income allocated to common equity		28		8			36
Net (loss) income allocated to participating shares		1		-			1
Total allocated net (loss) income	$	29	$	8		$	37

(a) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.

(b) Includes adjustments of the contingent consideration payable for the Robert Rodriguez acquisition. Also included is the amortization of certain acquired intangible assets related to the acquisition of Kurt Geiger.

(c) Includes investment consulting fees, legal fees, accounting fees and other items related to acquisitions and other business development activities.

(d) Includes severance, occupancy, and other costs related to the restructuring of corporate and business support functions and other charges not considered by management to be part of ongoing operations.

(e) Includes present value accruals and adjustments for liabilities related to leases on properties currently not in use.

(f) Includes restricted stock amortization related to executive management changes.

Q3 2012 Reconciliation: GAAP to Adjusted

($ in millions)	GAAP	Adjustments		Adjusted
Q3 2012 Net Revenues				
Domestic Wholesale Sportswear	$ 209	$ -		$ 209
Domestic Wholesale Jeanswear	202	-		202
Domestic Wholesale Footwear & Accessories	290	-		290
Domestic Retail	140	-		140
International Wholesale	94	-		94
International Retail	90	-		90
Licensing, Other and Eliminations	10	-		10
Total Company	$ 1,035	$ -		$ 1,035
Q3 2012 Gross Profit	$ 365	$ -		$ 365
Q3 2012 SG&A	$ 302	$ (10)	(a-f)	$ 292
Q3 2012 Segment Income (Loss)				
Domestic Wholesale Sportswear	$ 13	$ 1	(a,d)	$ 14
Domestic Wholesale Jeanswear	16	(1)	(d,e)	15
Domestic Wholesale Footwear & Accessories	29	10	(d,e)	39
Domestic Retail	(16)	-		(16)
International Wholesale	10	-		10
International Retail	2	2	(a)	4
Licensing, Other and Eliminations	9	(2)	(a-c, f)	7
Total Segment Income (Loss)	$ 63	$ 10		$ 73
Interest expense	$ 37	$ (24)	(g)	$ 13
Net income allocated to common equity	17	26		43
Net income allocated to participating shares	-	1		1
Total allocated net income	$ 17	$ 27		$ 44

(a) Includes adjustments of the contingent consideration payable for the Robert Rodriguez acquisition. Also included is the amortization of certain acquired intangible assets related to the acquisition of Kurt Geiger and Brian Atwood.

(b) Includes investment consulting fees, legal fees, accounting fees and other items related to the acquisitions and other business development activities.

(c) Includes severance and restricted stock amortization related to executive management changes.

(d) Includes severance, occupancy, and other costs related to the restructuring of corporate and business support functions and other charges not considered by management to be part of ongoing operations.

(e) Includes present value accruals and adjustments for liabilities related to leases on properties currently not in use.

(f) Includes the gain on the sale of the Sam & Libby trademark.

(g) Represents the fair value adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.

Q3 YTD 2013 Reconciliation: GAAP to Adjusted

($ in millions)	GAAP	Adjustments		Adjusted
YTD 2013 Net Revenues				
Domestic Wholesale Sportswear	$ 537	$ -		$ 537
Domestic Wholesale Jeanswear	653	-		653
Domestic Wholesale Footwear & Accessories	713	-		713
Domestic Retail	411	-		411
International Wholesale	250	-		250
International Retail	280	-		280
Licensing, Other and Eliminations	32	-		32
Total Company	$ 2,876	$ -		$ 2,876
YTD 2013 Gross Profit	$ 1,008	$ 2	(d)	$ 1,010
YTD 2013 SG&A	$ 918	$ (35)	(a-f)	$ 883
YTD 2013 Segment Income (Loss)				
Domestic Wholesale Sportswear	$ 9	$ 5	(b,d)	$ 14
Domestic Wholesale Jeanswear	68	1	(d)	69
Domestic Wholesale Footwear & Accessories	58	4	(d,e)	62
Domestic Retail	(56)	11	(a)	(45)
International Wholesale	27	3	(d)	30
International Retail	(5)	5	(b)	-
Licensing, Other and Eliminations	(11)	8	(b,c,d,f)	(3)
Total Segment Income	$ 90	$ 37		$ 127
Interest expense	$ 46	$ 1		$ 47
Net (loss) income allocated to common equity	25	22		47
Net (loss) income allocated to participating shares	1	1		2
Total allocated net (loss) income	$ 26	$ 23		$ 49

(a) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.

(b) Includes adjustments of the contingent consideration payable for the Robert Rodriguez acquisition. Also included is the amortization of certain acquired intangible assets related to the acquisition of Kurt Geiger.

(c) Includes investment consulting fees, legal fees, accounting fees and other items related to acquisitions and other business development activities.

(d) Includes severance, occupancy, and other costs related to the restructuring of corporate and business support functions and other charges not considered by management to be part of ongoing operations.

(e) Includes present value accruals and adjustments for liabilities related to leases on properties currently not in use.

(f) Includes severance and restricted stock amortization related to executive management changes.

Q3 YTD 2012 Reconciliation: GAAP to Adjusted

($ in millions)	GAAP	Adjustments		Adjusted
YTD 2012 Net Revenues				
Domestic Wholesale Sportswear	$ 617	$ -		$ 617
Domestic Wholesale Jeanswear	538	-		538
Domestic Wholesale Footwear & Accessories	711	-		711
Domestic Retail	419	-		419
International Wholesale	243	-		243
International Retail	265	-		265
Licensing, Other and Eliminations	33	-		33
Total Company	$ 2,826	$ -		$ 2,826
YTD 2012 Gross Profit	$ 1,034	$ 1	(a,e)	$ 1,035
YTD 2012 SG&A	$ 909	$ (40)	(a-g)	$ 869
YTD 2012 Segment Income (Loss)				
Domestic Wholesale Sportswear	$ 45	$ 6	(b,d,e)	$ 51
Domestic Wholesale Jeanswear	39	1	(e,f)	40
Domestic Wholesale Footwear & Accessories	46	22	(d,e)	68
Domestic Retail	(41)	5	(a,d,e)	(36)
International Wholesale	29	1	(b,e)	30
International Retail	1	4	(b)	5
Licensing, Other and Eliminations	6	2	(b-d,g)	8
Total Segment Income	$ 125	$ 41		$ 166
Interest expense	$ 89	$ (48)	(h)	$ 41
Net income allocated to common equity	24	59		83
Net income allocated to participating shares	-	2		2
Total allocated net income	$ 24	$ 61		$ 85

(a) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.

(b) Includes adjustments of the contingent consideration payable for the Robert Rodriguez acquisition. Also included is the amortization of certain acquired intangible assets related to the acquisition of Kurt Geiger and Brian Atwood.

(c) Includes investment consulting fees, legal fees, accounting fees and other items related to the acquisitions and other business development activities.

(d) Includes severance and restricted stock amortization related to executive management changes.

(e) Includes severance, occupancy, and other costs related to the restructuring of corporate and business support functions and other charges not considered by management to be part of ongoing operations.

(f) Includes present value accruals and adjustments for liabilities related to leases on properties currently not in use.

(g) Includes the gain on the sale of the Sam & Libby trademark.

(h) Represents the fair value adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.